FIFTEEN AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)     The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)      The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)     On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)      Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)  On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [****];

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 15th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      Extend the term of the Agreement until [****] and amend Section One, Item 1.1 and 1.3 of the Agreement, which shall read as follows:

“1.1. VIBRA undertakes to sell to the PROMISEE BUYER and the PROMISEE BUYER undertakes to purchase from VIBRA, for a period of [****], the minimum annual amounts of Aviation Fuel set forth on Annex I, in accordance with the percentages of each base as set forth in the same Annex. The percentages distributed to each base may be modified at any time upon proposal sent by the PROMISEE BUYER and subsequent approval by VIBRA. This Agreement is not entered into on an exclusive basis, and the PROMISING BUYER can freely procure the supply form other suppliers, provided that this is made in compliance with the minimum percentage to be purchased from VIBRA as per Annex I (…).

1.3.       This Agreement is valid from 01/01/2015 to [****] and may be extended by means of an amendment executed by the Parties.”

CLAUSE TWO - FINAL PROVISIONS

2.1.  The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.   The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1.  Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, October 3, 2022.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

SIXTEEN AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)     The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)      The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)     On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)      Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)  On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xix)     On November 7, 2022, the Parties entered into an Amendment to the Debt Admission entered into on August 25, 2022 to formalize adjustments related to the payment of the debt set forth therein, under which the PROMISEE BUYER undertook to pay, under the terms set forth therein, the debt it has with VIBRA. Concurrently with the execution of such amendment, the Parties executed the 16th Amendment to the Agreement to extend the term of the agreement for an additional [****], until [****];

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 16th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      Extend the term of the Agreement until [****] and amend Section One, Item 1.1 and 1.3 of the Agreement, which shall read as follows:

“1.1. VIBRA undertakes to sell to the PROMISEE BUYER and the PROMISEE BUYER undertakes to purchase from VIBRA, for a period of [****], the minimum annual amounts of Aviation Fuel set forth on Annex I, in accordance with the percentages of each base as set forth in the same Annex. The percentages distributed to each base may be modified at any time upon proposal sent by the PROMISEE BUYER and subsequent approval by VIBRA. This Agreement is not entered into on an exclusive basis, and the PROMISING BUYER can freely procure the supply form other suppliers, provided that this is made in compliance with the minimum percentage to be purchased from VIBRA as per Annex I (…).

1.3.       This Agreement is valid from 01/01/2015 to [****] and may be extended by means of an amendment executed by the Parties.”

CLAUSE TWO- FINAL PROVISIONS

2.1.   The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.   The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1. Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, November 7, 2022.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

SEVENTEEN AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)     The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)      The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)     On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)      Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)  On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xix)     On November 7, 2022, the Parties entered into an Amendment to the Debt Admission entered into on August 25, 2022 to formalize adjustments related to the payment of the debt set forth therein, under which the PROMISEE BUYER undertook to pay, under the terms set forth therein, the debt it has with VIBRA. Concurrently with the execution of such amendment, the Parties executed the 16th Amendment to the Agreement to extend the term of the agreement for an additional [****], until [****];

(xx)      The Parties executed concurrently with the 17th Amendment to the Agreement on December 20, 2022 to, amongst other provisions, establish the term of VIBRA’s supply of aviation fuel to the PROMISEE BUYER until [****], the 3rd Amendment to the Debt Admission dated August 25, 2022 [****]and a new Debt Admission in the amount to BRL [****], to be paid on [****];

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 17th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      Extend the term of the Agreement until [****] and amend Section One, Item 1.1 and 1.3 of the Agreement, which shall read as follows:

“1.1. VIBRA undertakes to sell to the PROMISEE BUYER and the PROMISEE BUYER undertakes to purchase from VIBRA, for a period of [****], the minimum annual amounts of Aviation

Fuel set forth on Annex I, in accordance with the percentages of each base as set forth in the same Annex. The percentages distributed to each base may be modified at any time upon proposal sent by the PROMISEE BUYER and subsequent approval by VIBRA. This Agreement is not entered into on an exclusive basis, and the PROMISING BUYER can freely procure the supply form other suppliers, provided that this is made in compliance with the minimum percentage to be purchased from VIBRA as per Annex I (…).

1.3.       This Agreement is valid from 01/01/2015 to [****] and may be extended by means of an amendment executed by the Parties.”

1.2.	The Parties resolve to include Section 2.3.1.3 to the Agreement, in connection with Section Two which sets forth the payment conditions and contractual readjustments, which shall read as follows:

“2.3.1.3. The portion designated as “Fixed Difference”, will be adjusted on [****].”

1.3.      The Parties resolve to include Sections 8.3, 8.3.1 and 8.4 to the Agreement, in connection with Section Eight regarding the PROMISEE BUYER obligations, which shall read as follows:

“8.3. [****]

8.3.1.       [****]

8.4.       [****].”

1.4.      The Parties resolve to include the bases of Ilhéus/BA, Chapecó/SC and Fernando de Noronha/PE, to which VIBRA starts to distribute Aviation Fuel as set forth in the Agreement.

1.4.1. Due to the inclusion of the new base, the following information shall be added to the table in Annex I :

Base (IATA)	Monthly Volume (L)	Annual Volume (L)	BR Percentage (%)	Fixed differential R$/liter
IOS	[****]	[****]	[****]	[****]
XAP	[****]	[****]	[****]	[****]
FEN	[****]	[****]	[****]	[****]

1.4.2. [****].

CLAUSE TWO- FINAL PROVISIONS

2.1.   The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.   The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1.  Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, December 20, 2022.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

EIGHTEEN AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)     The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)      The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)     On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)      Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)   On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xix)     On November 7, 2022, the Parties entered into an Amendment to the Debt Admission entered into on August 25, 2022 to formalize adjustments related to the payment of the debt set forth therein, under which the PROMISEE BUYER undertook to pay, under the terms set forth therein, the debt it has with VIBRA. Concurrently with the execution of such amendment, the Parties executed the 16th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xx)       The Parties executed the 17th Amendment to the Agreement on December 20, 2022 to, amongst other provisions, establish the term of VIBRA’s supply of aviation fuel to the PROMISEE BUYER until [****];

(xxi)     Concurrently with the execution of the 17th Amendment to the Agreement, the Parties executed the 3rd Amendment to the Debt Admission dated August 25, 2022, to formalize [****], as well as execute a new Debt Admission Agreement to formalize [****], to be paid on [****];

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 18th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      The Parties resolve to amend Item 1.3 of Section One, which shall read as follows:

“1.3. This Agreement is valid from 01/01/2015 to [****] and may be extended by means of an amendment executed by the Parties except in case [****].”

1.2.	The Parties resolve to amend Item 10.1.3, which shall read as follows:

“10.1.3.       Request, declaration, adjudication, homologation of bankruptcy, the conversion of judicial reorganization into bankruptcy, or the legitimate protest of securities issued or co-obligated by the Promisee Buyer without suspension of the related legal term.”

CLAUSE TWO- FINAL PROVISIONS

2.1.   The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.   The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1. Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, February 2, 2023.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

NINETEEN AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Considering the Parties interest to formalize the authorization of legal offset of credits and debts owned by each of the Parties in connection with this agreement and other agreements set forth between the Parties;

1.1.	The Parties agree to execute this 19 Amendment to the Agreement to formalize the authorization of legal offset as a form of payment, as set forth under Article 268 of the Brazilian Civil Code, including a new Section Twenty Two, which shall read as follows:

“SECTION TWENTY TWO – LEGAL OFFSET AS FORM OF PAYMENT

22.1.	The payments due by the PROMISEE BUYER in connection to this Agreement may be made by offsetting net, certain and enforceable amounts against any other net, certain and enforceable amounts due by VIBRA to the PROMISEE BUYER [***], in accordance with the provisions of Article 368 of the Brazilian Civil Code.

22.2.       The Parties shall agree on the offset as far in advance as necessary for the operational viability of the payment settlement for the supply of fuel products.”

2.1.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.2.    Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, March 24, 2023.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

TWENTY AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)      The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)       The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)      On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)       Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)  On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [***];

(xix)     On November 7, 2022, the Parties entered into an Amendment to the Debt Admission entered into on August 25, 2022 to formalize adjustments related to the payment of the debt set forth therein, under which the PROMISEE BUYER undertook to pay, under the terms set forth therein, the debt it has with VIBRA. Concurrently with the execution of such amendment, the Parties executed the 16th Amendment to the Agreement to extend the term of the agreement for an additional [***];

(xx)      The Parties executed the 17th Amendment to the Agreement on December 20, 2022 to, amongst other provisions, establish the term of VIBRA’s supply of aviation fuel to the PROMISEE BUYER until [***];

(xxi)     Concurrently with the execution of the 17th Amendment to the Agreement, the Parties executed the 3rd Amendment to the Debt Admission dated August 25, 2022, to formalize [****], as well as execute a new Debt Admission Agreement to formalize [****], to be paid on [****];

(xxii)    On February 2, 2023, the Parties executed the 18th Amendment to the Agreement to amend the term provisions of the Agreement, with respect to [****], as well as amend Section 10.1.3;

(xxiii)  Concurrently with the execution of the 18th Amendment to the Agreement, the Parties executed new amendments to the Debt Admissions dated August 25, 2022 and December 20, 2022, considering: (i) the 4th Amendment to the Debt Admission dated August 25, 2022, to [****], and (ii) the 1st Amendment to the Debt Admission dated December 2022 to [****];

(xxiv)  The Parties executed on March 24, 2023 the 19th Amendment to the Agreement to include legal offset as a form of payment under the Agreement, including Sections 22.1 and 22.2 to the Agreement;

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 20th Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      The Parties resolve to include the base of São José do Rio Preto, to which VIBRA starts to distribute Aviation Fuel as set forth in the Agreement.

1.1.1.	Due to the inclusion of the new base, the following information shall be added to the table in Annex I:
Base (IATA)	Monthly Volume (L)	Annual Volume (L)	BR Percentage (%)	Fixed differential R$/liter
BYO	[****]	[****]	[****]	[****]

CLAUSE TWO- FINAL PROVISIONS

2.1.   The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.   The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.   The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1. Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, May 5, 2023.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position:

TWENTY FIRST AMENDMENT TO THE PURCHASE PROMISE AND COMMERCIAL

SALE AGREEMENT AND OTHER COVENANTS, entered into by:

VIBRA ENERGIA S.A., headquartered at Rua Correia Vasques, 250 - 6th floor, in the city of Rio de Janeiro, enrolled with CNPJ under No. 34.274.233/0001-02, herein represented pursuant to its Bylaws, hereinafter referred to as "VIBRA ", and on the other hand:

GOL LINHAS AEREAS S.A. (current corporate name of VRG Linhas Aéreas S.A.), a corporation legally incorporated in the country, headquartered at Praça Senador Salgado Filho, s/n°, Santos Dumont Airport, Terreo, Area Publica, between axes 46-48/OP, Management Room - Back Office, Zip Code: 20021-340, city and State of Rio de Janeiro, enrolled with CNPJ/MF under No. 07.575.651/0001-59 and branch at Praça Comandante Lineu Gomes, s/n, Gate 3, Airport, Zip Code 04626-020, city and state of São Paulo, enrolled with CNPJ/MF under No. 07.575.651/0004-00, herein represented by its officers duly elected at the Shareholders’ Meeting, hereinafter referred to as "PROMISEE- BUYER" and/or "GOL", agreed to enter into this Amendment, which shall be governed in accordance with the following clauses and conditions:

Whereas:

(i)          BR and PROMISEE-BUYER, on July 28, 2015, entered into a Purchase Promise and Commercial Sale Agreement and Other Covenants (the "Agreement") for the supply of aviation fuel - JET A-1, during the period of thirty-six (36) months, to be in force retroactively from January 1, 2015 to January 1, 2019;

(ii)         The Parties executed the 1st Amendment to the Agreement between them on January 15, 2016 to: (i) amend Clause 1.1 of the Agreement; (ii) fully exclude Clauses 1.1.1 and 1.1.2; (iii) amend Clause 1.3 of the Agreement; (iv) include Clauses 1.5 1 1.6; (v) amend clause 2.3.7 of the Agreement; (vi) fully exclude Clauses 2.1.1 and 2.3.2 and thus renumber Clauses 2.3.3 to 2.3.7 of the Agreement; (vii) change the payment term to ten days plus [****] days (average term of [****] days), thus amending Clause 4.1; and (viii) exclude Clause 8.1.1 and amend Clause 8.1.2;

(iii)        The Parties executed the 2nd Amendment to the Agreement on April 20, 2016, whereby they amended Clause 1.1 and changed the period of the average sale price of the US dollar for the purpose of translating the price of a liter of fuel into Brazilian reais, thus amending Clause 3.2.2 of the Agreement;

(iv)        The Parties executed the 3rd Amendment to the Agreement on August 29, 2016 to change the values of "Differential" and "BR Percentage" included in the table of Annex I for Brasília base (BSB);

(v)         The Parties executed the 4th Amendment to the Agreement on October 6, 2016 to establish the conditions for parameterization of tax benefits in some Brazilian States that grant the reduction of the calculation base/tax rate on internal QAV outflows, carried out by distribution companies of fuels intended for consumption of a cargo or passenger air transport company. For this purpose, items 9.2 to 9.6 were included in clause Nine;

[****]

(vii)      The Parties executed the 6th Amendment to the Agreement on June 6, 2019 to establish new provisions related to Annex II - SLA-BR, inserted as a result of the 5th Amendment;

(viii)      The Parties executed the 7th Amendment to the Agreement on June 12, 2019 to include new bases in Annex I- SINOP (OPS) and Vitória da Conquista (VDC);

(ix)        The Parties executed the 8th Amendment to the Agreement on June 18, 2019 to include in Annex I Araçatuba (ARU) e Dourados (DOU) bases;

(x)         The Parties executed the 9th Amendment to the Agreement on May 4, 2020 to extend the agreement up to January 1, 2023 and amend Clause Four, regarding the method and term of payment;

(xi)        The Parties executed the 10th Amendment to the Agreement on September 4, 2020 to amend Clause Four;

(xii)      The Parties executed the 11th Amendment to the Agreement on November 30, 2020 to amend Clause Four;

(xiii)     On May 4, 2020, the Parties entered into the Private Debt Admission Instrument ("Debt Admission"), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with BR and on the date hereof executed the Third Amendment ("Third Amendment") to said instrument;

(xiv)     The Parties executed the 12th Amendment to the Agreement on March 3, 2021 to amend Clauses Four and One;

(xv)       Petrobras Distribuidora S.A. changed its corporate name to Vibra Energia S.A., remaining the same company with no change in other registration and identification data;

(xvi)     The Parties executed the 13th Amendment to the Agreement on December 3, 2021 to include new bases in Annex I – Bonito (BYO);

(xvii)    The Parties executed the 14th Amendment to the Agreement on January 18, 2022 to include in Annex I Pelotas base;

(xviii)   On October 3, 2022, the Parties entered into a new Private Debt Admission Instrument (“Debt Admission”), in which the PROMISEE BUYER undertook to settle, under the agreed terms and conditions, the debt it has with VIBRA. Concurrently with the execution of the Debt Admission, the Parties executed the 15th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xix)     On November 7, 2022, the Parties entered into an Amendment to the Debt Admission entered into on August 25, 2022 to formalize adjustments related to the payment of the debt set forth therein, under which the PROMISEE BUYER undertook to pay, under the terms set forth therein, the debt it has with VIBRA. Concurrently with the execution of such amendment, the Parties executed the 16th Amendment to the Agreement to extend the term of the agreement for an additional [****];

(xx)       The Parties executed the 17th Amendment to the Agreement on December 20, 2022 to, amongst other provisions, establish the term of VIBRA’s supply of aviation fuel to the PROMISEE BUYER until [****];

(xxi)	Concurrently with the execution of the 17th Amendment to the Agreement, the Parties executed the 3rd Amendment to the Debt Admission dated August 25, 2022, to formalize [****], as well as execute a new Debt Admission Agreement to formalize [****], to be paid on [****];

(xxii)    On February 2, 2023, the Parties executed the 18th Amendment to the Agreement to amend the term provisions of the Agreement, with respect to [****], as well as amend Section 10.1.3;

(xxiii)  Concurrently with the execution of the 18th Amendment to the Agreement, the Parties executed new amendments to the Debt Admissions dated August 25, 2022 and December 20, 2022, considering: (i) the 4th Amendment to the Debt Admission dated August 25, 2022, to [****], and (ii) the 1st Amendment to the Debt Admission dated December 2022 to [****];

(xxiv)  The Parties executed on March 24, 2023 the 19th Amendment to the Agreement to include legal offset as a form of payment under the Agreement, including Sections 22.1 and 22.2 to the Agreement;

(xxv)    The Parties executes the 20th Amendment to the Agreement on May 5th, 2023 to include in Annex I São José do Rio Preto base;

NOW THEREFORE, the Parties agree, by mutual agreement, to enter into this 21st Amendment to the Agreement, which shall be governed by the following clauses and conditions:

CLAUSE ONE: THE PURPOSE

1.1.      The Parties resolve to include the base of Uberaba, to which VIBRA starts to distribute Aviation Fuel as set forth in the Agreement.

1.1.1.	Due to the inclusion of the new base, the following information shall be added to the table in Annex I:
Base (IATA)	Monthly Volume (L)	Annual Volume (L)	BR Percentage (%)	Fixed differential R$/liter
BYO	[****]	[****]	[****]	[****]

CLAUSE TWO- FINAL PROVISIONS

2.1.       The Parties agree that this amendment represents the free expression of will of the parties, prevailing over any negotiations, written or oral, previously held between the Parties, regarding the purpose of the agreement hereby amended.

2.2.     The Contracting Parties expressly ratify all the clauses and conditions of the Agreement hereby amended, which have not been amended by this instrument.

2.3.    The Parties accept as valid the formalization and signature of this instrument by electronic means, including all signature pages and any annexes, and also declare that it represents the entirety of the terms agreed between them, replacing any other previous formalized agreements with any other means, verbal or written, physical or digital, pursuant to the terms of art. 107, 219 and 220 of the Civil Code.

2.3.1.   Pursuant to art. 10, Paragraph 2, of Provisional Measure No. 2.200-2, the Parties expressly agree to use and recognize as valid any form of proof of consent to the terms of this agreement in electronic format, even if not using a digital certificate issued in the ICP-Brasil standard, including digital signatures in CERTSIGN signing platforms or any other similar platforms in the market. The formalization of this instrument as previously agreed upon shall be sufficient for the legal validity and full binding of the Parties to its entire content.

Rio de Janeiro, August 14, 2023.

VIBRA ENERGIA S.A.

Name:

Position:

GOL LINHAS AÉREAS

Name:

Position: